Exhibit 99.1

                          [SKY HARVEST WINDPOWER LOGO]

                             SKY HARVEST TO DEVELOP
                          GAS STORAGE PROJECT IN TURKEY

February 6, 2012                                        Symbol: SKYH:OTC Markets

VANCOUVER, BRITISH COLUMBIA - Sky Harvest Windpower Corp. ("Sky Harvest" or the "Company") is pleased to announce that it has formed a joint venture corporation under the name Levant Energy Inc., a British Columbia corporation, for the purposes of developing underground natural gas storage plants in the Republic of Turkey. Sky Harvest will initially hold a 65% interest in the joint venture by investing $500,000 in the newly formed subsidiary. The investment is subject to certain conditions, including Sky Harvest's completion of further equity or debt funding in order to finance the acquisition. The joint venture intends to use these proceeds to identify and commence securing proposed natural gas storage sites, as well as starting associated permitting processes. It is anticipated that Sky Harvest's interest in Levant Energy Inc. will be diluted as additional funds are raised.

Turkey is experiencing rapid economic growth and is strategically positioned as a natural gas hub between Europe and the producing gas fields in the Northern Caspian and Middle East regions. As the 16th largest economy in the world, Turkey's increasing domestic power consumption and its need to use traditional power generation sources to supplement its emerging wind power sector during times of peak power demand are increasing its need for natural gas. As well, Turkey must meet European Union natural gas directives that require pipelines supplying Europe to have access to a nominal 20% of volumes stored as natural gas to ensure security of supply. Currently, Turkey's installed storage capacity is approximately 4% as there are only two adjacent, seasonal, natural gas storage sites operating in the country with one additional site to be developed. In contrast, there are over approximately 750 independent natural gas storage firms in Canada and the USA. Sky Harvest believes that Turkey's needs represent a great opportunity for the Company through the development of natural gas storage facilities in the country.

Concurrently, Sky Harvest has entered into an agreement with Mr. Bertan Atalay of The Hague, Netherlands whereby he will act as President and CEO of Levant Energy Inc. Mr. Atalay has over 20 years of experience in project engineering, private and public company management, and gas and renewable energy development in both North America and Europe. He previously acted as Chief Operating Officer and a director of Finavera Renewables Inc., a Canadian wind energy and wave power technology developer. Mr. Atalay has also held business development and management positions with Northland Power Inc., Shell Wind Energy, and Enron
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Europe  Limited.  He  holds  engineering  degrees  from  Middle  East  Technical
University in Ankara, Turkey and the University of Toronto, as well as an MBA in Finance from the University of British Columbia. He was also an exchange scholar of the London Business School.

In addition to operating Levant Energy Inc., Mr. Atalay has also agreed to act as a consultant to Sky Harvest for the purpose of introducing the Company to additional acquisition opportunities in renewable energy and related sectors, including wind power development opportunities in North America, Turkey, and other regions of Europe. Sky Harvest will compensate Mr. Atalay based on the successful completion of such transactions with a success fee equal to 10% of the transaction's value.

In connection with the joint venture formation, Sky Harvest's President, William Iny, stated, "We are excited about the energy sector opportunities that exist in the Republic of Turkey and look forward to working with Mr. Bertan Atalay to generate more value for our stockholders. Mr. Atalay's experience in the power industry, and his knowledge of Turkey's energy infrastructure, make him a great asset to the joint venture. We believe that this project will complement our current portfolio of wind power properties and allow us to potentially become a diversified energy provider."

The Company also intends to change its name from "Sky Harvest Windpower Corp." to "Sky Harvest Energy Corp." in order to better reflect the nature of its expanding business operations.

Sky Harvest invites shareholders and other interested parties to visit its new website located at www.skyharvestwind.com or contact Sky Harvest at 604-267-3041 locally or toll-free 1.877.700.7021

SKY HARVEST WINDPOWER CORP.

William Iny, President

Sky Harvest Windpower Corp. is a United States and British Columbia reporting issuer involved in development stage wind power projects located in southwest Saskatchewan, Canada. Wind speed and environmental data relating to the Company's leased properties indicates that the properties host a strong and consistent wind resource that warrants the erection of wind power generation facilities with the potential to generate up to 350 MW of electricity.

Safe harbor for Forward-Looking Statements: Except for statements of historical fact, the information presented herein constitutes forward-looking statements. Forward-looking statements may include financial and other projections, as well as statements regarding the Company's future plans, objectives or economic performance, or the assumptions underlying any of the foregoing. The Company uses words such as "may", "would", "could", "will", "likely", "expect", "anticipate", "believe", "intend", "plan", "forecast", "project", "estimate" and
similar   expressions   to  identify   forward-looking   statements.   Any  such
forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors we
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believe are appropriate in the  circumstances.  However,  whether actual results and developments  will conform to the Company's  expectations and predictions is
subject   to  a  number   of  risks,   assumptions   and   uncertainties.   Such
forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from those indicated. Forward looking statements in this press release include the following: that our properties host a strong and consistent wind resource that warrants the erection of wind power
generation   facilities  with  the  potential  to  generate  up  to  350  MW  of electricity; that the Company will form a joint venture to develop natural gas storage facilities in Turkey; that the Company will proceed with a debt or equity financing to fund the joint venture acquisition; and that the Company will have additional acquisition opportunities due to its consulting arrangement with Bertan Atalay. Factors which may delay or prevent these forward looking statements from being realized include that we may not be able to raise sufficient funds to expand our operations and complete the proposed joint venture, that we may not succeed in developing natural gas storage facilities in Turkey, we may not be able to acquire additional renewable energy assets, actual data may prove different from our current projected data, and we may not encounter suitable acquisition opportunities. Readers should refer to the risk disclosures outlined in the Company's periodic reports filed from time to time
with  the  United  States  Securities  and  Exchange   Commission  on  EDGAR  at
www.sec.gov   and  with  the   British   Columbia   Securities   Commission   at
www.sedar.com.

The securities referred to herein have not been and will not be registered under the U.S. Securities Act of 1933 or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933 and any other applicable securities laws. This news release does not constitute an offer to sell, or the solicitation of an offer to buy, the securities, nor shall there be any sale of any of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

For further information:
Sky Harvest at 604-267-3041 locally or toll-free 1.877.700.7021